Exhibit 10.2

EXECUTION VERSION

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of October 30, 2023, is by and between Tomahawk Robotics, Inc., a Delaware corporation (the “New Subsidiary”), and Bank of America, N.A., in its capacity as the Administrative Agent under that certain Credit Agreement, dated as of February 19, 2021 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among the AeroVironment, Inc., a Delaware corporation, the Guarantors party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swingline Lender, and an L/C Issuer, and the other L/C Issuers party thereto.

The Loan Parties are required by Section 6.12 of the Credit Agreement to cause the New Subsidiary to become a Guarantor. Accordingly, the New Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties:

1.The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby jointly and severally together with the other Guarantors, guarantees to each Secured Party, as provided in Article X of the Credit Agreement, the prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all Secured Obligations strictly in accordance with the terms thereof.

2.The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the obligations of an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, the New Subsidiary hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right of set off against, any and all right, title and interest of the New Subsidiary in and to the Collateral (as such term is defined in the Security Agreement) of the New Subsidiary.

3.The New Subsidiary hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a)Set forth on Schedule 1 attached hereto is complete and accurate list as of the date hereof of (i) each Subsidiary, joint venture and partnership and other equity investments of the New Subsidiary, (ii) the number of shares of each class of Equity Interests in each such Subsidiary outstanding, (iii) the number and percentage of outstanding shares of each class of Equity Interests of such Subsidiary owned by the New Subsidiary and its Subsidiaries, and (iv) the class or nature of such Equity Interests (i.e. voting, non-voting, preferred, etc.).

(b)Set forth on Schedule 2 attached hereto is a complete and accurate list as of the date hereof of the New Subsidiary’s (i) exact legal name, (ii) any former legal names in the four (4) months prior to the Closing Date, (iii) jurisdictions in which such Loan Party is qualified to do business, (iv) address of its chief executive office address (and address of its principal place of business address if different than its chief executive office), (v) U.S. federal taxpayer identification number, and (vi) organization identification number.

(c)Set forth on Schedule 3 attached hereto is a list of all Intellectual Property registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by the New Subsidiary as of the date hereof. As of the date hereof, none of the Intellectual Property owned by the New Subsidiary or any of its Subsidiaries is subject to any licensing agreement or similar arrangement (other than non-exclusive outbound licenses entered into in the ordinary course of business) except as set forth on Schedule 3 attached hereto.

(d)Set forth on Schedule 4 attached hereto, as of the date hereof, is a description of all deposit accounts and securities accounts of the New Subsidiary, including (i) in the case of a deposit account, the name of the depository institution and balance (as of the date hereof), held in such deposit account and whether such account is an Excluded Account, and (ii) in the case of a securities account, the name of the securities intermediary or issuer and the aggregate market value (as of the date hereof) held in such securities account.

(e)Set forth on Schedule 5 attached hereto is a list of all real property located in the United States that is owned or leased by the New Subsidiary as of the date hereof (in each case, including (i) the number of buildings located on such property, (ii) the property address, and (iii) the city, county, state and zip code which such property is located.

(f)Set forth on Schedule 6 attached hereto is a list of all Commercial Tort Claims (as defined in the Security Agreement) initiated by or in favor of the New Subsidiary seeking damages in excess of $1,000,000 as of the date hereof.

(g)Set forth on Schedule 7 attached hereto is a list of all Instruments, Documents or Tangible Chattel Paper (each as defined in the Security Agreement) of the New Subsidiary required to be pledged and delivered to the Administrative Agent pursuant to Section 4(a) of the Security Agreement.

(h)Except as set forth on Schedule 8 attached hereto, the New Subsidiary has not (i) been party to a merger, consolidation or other change in structure, (ii) used any tradename, or (iii) changed its legal name, in each case, in the five (5) years prior to the date hereof.

4.The address of the New Subsidiary for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 1.01(a) to the Credit Agreement or such other address as the New Subsidiary may from time to time notify the Administrative Agent in writing.

5.The New Subsidiary hereby waives acceptance by the Administrative Agent and the other Secured Parties of the guaranty by the New Subsidiary under Article X of the Credit Agreement upon the execution of this Agreement by the New Subsidiary.

6.This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Subject to Section 11.18 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures, including facsimile and .pdf, and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.

7.THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by an authorized officer, and the Administrative Agent has caused the same to be accepted by an authorized officer, in each case, as of the day and year first written above.

TOMAHAWK ROBOTICS, INC.

By:	/s/ Bradley Truesdell
Name: Bradley Truesdell
Title: President and Chief Executive Officer

Acknowledged and accepted:

BANK OF AMERICA, N.A., as the Administrative Agent

By:
Name:
Title:

[Signature Page to Joinder Agreement]

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as the Administrative Agent

By:	/s/ Rose Thomas
Name: Rose Thomas
Title: AVP Agency Management Officer II

[Signature Page to Joinder Agreement]

Schedule 1

Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments

None.

Schedule 2

New Subsidiary Information

N
Name	Former Legal Name	Jurisdictions Qualified to do Business	Chief Executive Office	US Federal Taxpayer ID Number	Organization Identification Number
Tomahawk Robotics, Inc.	N/A	Delaware, Florida	2326 Irwin Street, Melbourne, FL, 32901	83-3905852	7066184

Schedule 3

Intellectual Property

Trademarks

Mark	Serial Number	Filing Date	Registration Number	Registration Date
	88215764	12/04/2018	6185761	10/27/2020
	88215775	12/04/2018	6522848	10/29/2021

Patents

Title	Status	Application Number(s)
SYSTEMS AND METHODS OF DETECTING INTENT OF SPATIAL CONTROL	USPTO - Filed and awaiting results EPO - Reacting to PO findings	PCT/US2019/069141 US 17/417,176 EP 19907050.9
SYSTEMS AND METHODS OF REMOTE TELEOPERATION OF ROBOTIC VEHICLES	USPTO - Filed and awaiting results EPO - Reacting to PO findings	PCT/US2019/069148 US 17/417,194 EP 19906876.8
SPATIAL TELEOPERATION OF LEGGED VEHICLES	USPTO - Filed and awaiting results EPO - Filed and awaiting results	PCT/US2019/069159 US 17/417,206 EP 19906801.6
COMMON CONTROL ARCHITECTURE OF MULTIDOMAIN UNMANNED SYSTEMS - Claim Set 1	USPTO - Filed and awaiting results EPO - Reacting to PO findings	US 17/571,305 EP 22180834.8
COMMON CONTROL ARCHITECTURE OF MULTIDOMAIN UNMANNED SYSTEMS - Claim Set 2	USPTO - Filed and awaiting results EPO - Received Notice of Allowance	US 17/571,217 EP 22180852.0
ARCHITECTURE FOR DISTRIBUTED AI AUGMENTATION	USPTO - Filed and awaiting results EPO - Reacting to PO findings	US 17/702,669 EP 22183837.8
INERTIALLY ISOLATED SPATIAL CONTROL FOR UNMANNED SYSTEMS	USPTO - Received Notice of Allowance EPO - Filed and awaiting results	US 17/720,130 EP 22192511.8
CLASSIFICATION PARALLELIZATION ARCHITECTURE	USPTO - Filed and awaiting results EPO - Filed and awaiting results	US 17/571,081 EP 22192510.0
STABILIZATION OF PROJECTED POINT-OF-INTEREST IN AUGMENTED REALITY USING IMAGE PROCESSING	USPTO - Filed and awaiting results EPO – Draft patent claims in progress	US 17/930,399 EP Not filed yet
POINT-OF-INTEREST TRACKING AND ESTIMATION METHOD	USPTO - Filed and awaiting results	US 18/350,722

FROM UNMANNED SYSTEM
LAYERED FAIL-SAFE REDUNDANCY ARCHITECTURE AND PROCESS FOR USE BY SINGLE DATA BUS MOBILE DEVICE	USPTO - Filed and awaiting results	US 18/353,866
INERTIALLY ISOLATED SPATIAL CONTROL FOR UNMANNED SYSTEMS (Continuation Application)	USPTO - Filed and awaiting results	US 18/311,370
COMPUTER VISION CLASSIFIER DEFINED PATH PLANNING FOR UNMANNED AERIAL VEHICLES	USPTO - Filed and awaiting results	US 18/446,450
UNIVERSAL EXTERNAL CAMERA GUIDED LANDING IN STATIC AND DYNAMIC ENVIRONMENTS	Draft patent claims in progress	Not filed yet
UNIVERSAL CAMERA CONTROL FOR INERTIAL STEERING AND TARGETING OF UNMANNED SYSTEMS	Draft patent claims in progress	Not filed yet
UNIVERSAL CAMERA CONTROL OF RF SILENT UNMANNED SYSTEMS	Draft patent claims in progress	Not filed yet
END USER DEVICE CAMERA ADAPTER TO PROVIDE ADVANCED PATH PLANNING AND ROBOTIC CONTROL FOR SENSORLESS UNMANNED SYSTEMS	Draft patent claims in progress	Not filed yet
AUTONOMOUS PATH PLANNING FOR A ROBOTIC SWARM IN DYNAMIC ENVIRONMENTS	Draft patent claims in progress	Not filed yet
POINT OF INTEREST TRACKING AND ESTIMATION METHOD FROM UNMANNED SYSTEM - Claim (2)	Draft patent claims in progress	Not filed yet
MOTION PLANNING USING ACCELERATION PROFILES AND TRAJECTORY MAPPING	Draft patent claims in progress	Not filed yet
RANDOMIZED MOVEMENT GENERATED BY MOTION PLANNING USING ACCELERATION PROFILES WITH TRAJECTORY MAPPING	Draft patent claims in progress	Not filed yet
VIDEO HEURISTIC FOR BANDWIDTH OPTIMIZATION FOR UNMANNED SYSTEMS	Draft patent claims in progress	Not filed yet
VIDEO HEURISTIC FOR LATENCY OPTIMIZATION FOR UNMANNED SYSTEMS	Draft patent claims in progress	Not filed yet
SYSTEM AND METHODS FOR	Draft patent claims in progress	Not filed yet

DYNAMIC NETWORK ADDRESSING IN ADHOC TRANSIENT CONNECTIVITY ENVIRONMENTS
COLLISION HANDLING FOR UNMANNED FLEET MANAGEMENT	Draft patent claims in progress	Not filed yet
PATH COORDINATION FOR UNMANNED FLEET MANAGEMENT	Draft patent claims in progress	Not filed yet

Schedule 4

Deposit Accounts and Securities Accounts

Deposit Accounts

Depository Institution	Account Number	Name on Account	Balance as of September 30, 2023	Type of Account
JPMorgan Chase Bank, N.A.	937990890	Tomahawk Robotics, Inc.	$1,397,174	Operating
Cypress Bank	360026259	Tomahawk Robotics, Inc.	$686,801	Operating
Silicon Valley Bank	3302495858	Tomahawk Robotics, Inc.	$132,514	Operating

Securities Accounts

None.

Schedule 5

Real Properties

1.Lease Agreement dated as of November 1, 2020 and amended December 1, 2020 by and between the New Subsidiary, as lessee, and Deffla, LLC, as lessor, for the premises located at 2326 Irwin Street Melbourne, Florida 32901 with a current monthly rental amount of $8,360.25. One building.

2.New Subsidiary is lessee under the 1333 Lease for the premises located at 1333 N. Harbor City Boulevard Melbourne, Florida 32935 with a current monthly rental amount of $18,270.00. One building.

3.New Subsidiary is lessee under the 660 Penn Ave. Lease for the premises located at 660 Pennsylvania Avenue, S.E. Washington, DC 20003 with a current monthly rental amount of $10,265.50. One building.

Schedule 6

Commercial Tort Claims

None.

Schedule 7

Instruments, Documents and Tangible Chattel Paper

None.

Schedule 8

Merger, Consolidation, Change in Structure;

Tradenames; Change in Legal Name

On September 15, 2023, Tropic Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Borrower, merged with and into New Subsidiary, whereupon the separate existence of Tropic Merger Sub, Inc. ceased and New Subsidiary continued its corporate existence under Delaware law as the surviving corporation and a wholly owned subsidiary of the Borrower, pursuant to that certain Agreement and Plan of Merger, dated August 18, 2023.